Exhibit 10.2


           ----------------------------------------------------------




                     AMENDED AND RESTATED WARRANT AGREEMENT



                                     between



                         MAGELLAN HEALTH SERVICES, INC.



                                       and



                       Wachovia bank, national association

                                as Warrant Agent



                    570,826 Warrants to Purchase Common Stock



                           Dated as of January 5, 2004

           ----------------------------------------------------------

           THIS AMENDED AND RESTATED WARRANT AGREEMENT (this "Warrant Agreement"), dated as of January 5, 2004, is made by and between Magellan Health Services, Inc., a Delaware corporation (the "Company"), and Wachovia Bank, National Association, as warrant agent (the "Warrant Agent").

                              W I T N E S S E T H :

           WHEREAS, the Company proposes to issue warrants (the "Warrants") to purchase Common Stock (as defined below) pursuant to the Debtor's Third Amended Plan of Reorganization of the Company under Chapter 11 of the Bankruptcy Code (the "Plan of Reorganization"), as confirmed pursuant to the order, dated October 8, 2003, of the United States Bankruptcy Court for the Southern District of New York, and the terms and conditions of this Warrant Agreement; and

           WHEREAS, the Company has requested the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, division, transfer, exchange and exercise of Warrants pursuant to the terms and conditions of this Warrant Agreement;

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

           1. Definitions.

           As used in this Warrant Agreement, the following capitalized terms have the respective meanings set forth below:

           "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Warrant, the rules and procedures of the Depositary and Euroclear that apply to such transfer or exchange.

           "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Delaware.

           "Common Stock" shall mean the Ordinary Common Stock, par value $ 0.01 per share, of the Company.

           "Company" has the meaning specified in the preamble hereof.

           "Definitive Warrants" means Warrants issued in definitive form as set forth in Section 5.1 hereof.

           "Depositary" shall mean the Person specified in Section 3.2 hereof as the Depositary with respect to the Warrants and any and all successors thereto appointed as Depositary hereunder.

           "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear system.

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           "Exercise Price" shall be equal to $30.46 per share of Common Stock, as such price may be adjusted pursuant to Section 6 of this Agreement.

           "Expiration Date" shall mean January 5, 2011. After the Expiration Date, the Warrants will become void and of no value.

           "Global Warrants" means a global Warrant substantially in the form of Exhibit A hereto bearing the Global Warrant Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee.

           "Global Warrant Legend" means the legend set forth in Section 5.4, which is required to be placed on all Global Warrants issued under this Warrant Agreement.

           "Holder" shall mean the Person in whose name a Warrant is registered in the warrant register of the Company maintained by or on behalf of the Company for such purpose.

           "Other Property" shall have the meaning set forth in Section 6.3.

           "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, limited liability partnership, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

           "Transaction" shall have the meaning set forth in Section 6.3.

           "Warrants" has the meaning specified in the recitals hereto, and shall include all Warrants issued upon registration of transfer, division or combination of, or in substitution for, any thereof. All Warrants shall be issued in the form of a Global Warrant.

           "Warrant Agent" has the meaning specified in the preamble hereof and shall include any successor Warrant Agent hereunder.

           "Warrant Agent's Principal Office" shall mean the principal office of the Warrant Agent at 1525 West W. T. Harris Blvd., Charlotte N.C. 28288-1152, (or such other office of the Warrant Agent or any successor thereto hereunder acceptable to the Company as set forth in a written notice provided to the Company and the Holders).

           "Warrant Agreement" has the meaning specified in the preamble hereof.

           "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of a Warrant pursuant to
Section 4.1, multiplied by (ii) the Exercise Price.

           "Warrant Stock" shall mean the shares of Common Stock purchased by the Holders of the Warrants upon the exercise thereof.


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
           2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Warrant Agreement, and the Warrant Agent hereby accepts such appointment.

           3. Issuance; Registration; Form and Execution of Warrants.

           3.1 Issuance. The Company hereby authorizes the Warrants and issues and grants to the Holders pursuant to the direction letter to the Warrant Agent dated the date hereof which has been delivered by the Company to the Warrant Agent. The aggregate number of Warrants to be issued under this Agreement is 570,826. Each Warrant shall entitle the Holder, subject to the satisfaction of the conditions to exercise set forth in Section 4 hereof, to purchase from and after the date hereof and until 5:00 p.m., New York City time, on the Expiration Date, one share of Common Stock of the Company at the Exercise Price. The number of Warrants issued to the Holders pursuant to this Warrant Agreement, the number of shares of Common Stock issuable on exercise of each Warrant and the Exercise Price are all subject to adjustment pursuant to Section 6 hereof.

           3.2 Warrant Registrar and Depositary. A register of the Warrants and of their transfer shall be maintained at the Warrant Agent's Principal Office by the Warrant Agent (the "Warrant Register").

           The Company initially appoints the Warrant Agent to act as the registrar with respect to the Global Warrants (the "Warrant Registrar").

           The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Warrants.

           3.3 Form of Warrant.

           (a) General. The Warrants shall be issued in global form and shall be substantially in the form of Exhibit A hereto (including the Global Warrant Legend thereon and the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). The Warrants may have notations, legends or endorsements required by law, stock exchange rule or usage. Warrants shall be dated the date of the countersignature.

           The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Warrant Agreement. The Company and the Warrant Agent, by their execution and delivery of this Warrant Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Warrant conflicts with the express provisions of this Warrant Agreement, the provisions of this Warrant Agreement shall govern and be controlling.

           (b) Global Warrants. Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and shall provide that it shall represent the number of outstanding Warrants from time to time endorsed thereon and that the number of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

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
           3.4 Execution of Warrants. An Officer shall sign the Warrants on behalf of the Company by manual or facsimile signature.

           If the Officer whose signature is on a Warrant no longer holds that office at the time a Warrant is countersigned, the Warrant shall nevertheless be valid.

           A Warrant shall not be valid until countersigned by the manual signature of the Warrant Agent. The signature shall be conclusive evidence that the Warrant has been properly issued under this Warrant Agreement.

           The Warrant Agent shall, upon a written order of the Company signed by an Officer, countersign Warrants for original issue up to the number stated in Section 3.1 hereof.

           The Warrant Agent may appoint an agent acceptable to the Company to countersign Warrants. Such an agent may countersign Warrants whenever the Warrant Agent may do so. Each reference in this Warrant Agreement to a countersignature by the Warrant Agent includes a countersignature by such agent. Such agent shall have the same rights as the Warrant Agent in dealing with the Company.

           4. Exercise of Warrants.

           4.1 Manner of Exercise. In order to exercise all or any of the Warrants, the exercising Holder whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant. In addition, the Holder shall deliver to the Company at the Warrant Agent's Principal Office, (i) the Form of Election to Purchase substantially in the form attached hereto as Exhibit A duly executed by such Holder or its agent or attorney and (ii) payment of the Warrant Price to the Warrant Agent for the account of the Company.

           4.2 Payment of Taxes. The Company shall pay all expenses and costs, and any transfer taxes, documentary stamp taxes or similar governmental charges imposed, in connection with the issuance or delivery of Warrant Shares pursuant to the Warrants to a Holder of Warrants. The Holder shall be responsible for any transfer taxes, documentary stamp taxes or similar governmental charges imposed with respect to any issuance or delivery of Warrant Shares to or in the name of any person other than a Holder.

           4.3 Fractional Shares. The Company shall not issue fractional shares of Common Stock upon exercise of any Warrant. Whenever any distribution of Warrants exercisable into fractional shares of Common Stock would otherwise be called for, the actual distribution thereof shall be rounded as follows: (i) fractions of 1/2 or greater shall be rounded to the next higher whole number and
(ii) fractions of less than 1/2 shall be rounded to the next lower whole number.

           5. Transfer and Exchange.

           5.1 Transfer and Exchange of Global Warrants. A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another


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
nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Warrants will be exchanged by the Company for Definitive Warrants if (i) the Company delivers to the Warrant Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Warrants (in whole but not in part) should be exchanged for Definitive Warrants and delivers a written notice to such effect to the Warrant Agent. Upon the occurrence of either of the preceding events, Definitive Warrants shall be issued in such names as the Depositary shall instruct the Warrant Agent. Global Warrants may also be exchanged or replaced, in whole or in part, as provided in Section 11 hereof. A Global Warrant may not be exchanged for another Warrant other than as provided in this
Section 5.1; however, beneficial interests in a Global Warrant may be transferred and exchanged as provided in Section 5.2 hereof.

           5.2 Transfer and Exchange of Beneficial Interests in the Global Warrants. The transfer and exchange of beneficial interests in the Global Warrants shall be effected through the Depositary, in accordance with the Applicable Procedures.

           5.3 Transfer and Exchange of Definitive Warrants for Definitive Warrants. Upon request by a holder of Definitive Warrants and such holder's compliance with the provisions of this Section 5.3, the Warrant Registrar shall register the transfer or exchange of Definitive Warrants on the Warrant Register. Prior to such registration of transfer or exchange, the requesting holder shall present or surrender to the Warrant Registrar the Definitive Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Registrar duly executed by such holder or by its attorney, duly authorized in writing.

           5.4 Global Warrant Legend. Each Global Warrant shall bear a legend in substantially the following form:

           "THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 5 OF THE WARRANT AGREEMENT, (ii) this global warrant may be exchanged in whole but not in part pursuant to section
           5.1 of the warrant agreement, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION
           13.5 OF THE WARRANT AGREEMENT AND (Iv) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

           5.5 General Provisions Relating to Transfers and Exchanges.


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           (a) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Global Warrants and Definitive Warrants upon the Company's order or at the Warrant Registrar's request.

           (b) No service charge shall be made to a holder of a beneficial interest in a Global Warrant or to a holder of a Definitive Warrant for any registration of transfer or exchange, but the Holder shall be responsible for any transfer taxes, documentary stamp taxes or similar governmental charges imposed with respect to any transfer of a beneficial interest in a Global Warrant or Definitive Warrant and the Company may require payment of a sum sufficient to cover any such tax or charge payable in connection therewith.

           (c) All Global Warrants and Definitive Warrants issued upon any registration of transfer or exchange of Global Warrants or Definitive Warrants shall be duly authorized, executed and issued Warrants for Common Stock of the Company, not subject to any preemptive rights, and entitled to the same benefits under this Warrant Agreement, as the Global Warrants or Definitive Warrants surrendered upon such registration of transfer or exchange.

           (d) Prior to due presentment for the registration of a transfer of any Warrant, the Warrant Agent, and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

           (e) The Warrant Agent shall countersign Global Warrants and Definitive Warrants in accordance with the provisions of Section 3.4 hereof.

           5.6 Facsimile Submissions to Warrant Agent. All instructions required to be submitted to the Warrant Registrar pursuant to this Section 5 to effect a registration of transfer or exchange may be submitted by facsimile.

           6. Adjustments. The number of shares of Common Stock for which a Warrant is exercisable, and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 6.

           6.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall: (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock; (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (a) the number of shares of Common Stock for which a Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which a Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and (b) the Exercise Price shall be adjusted to equal (1) the Exercise Price prior to such adjustment multiplied by the number of shares of Common Stock for which a Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares for which a Warrant is exercisable immediately after such adjustment.


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           6.2 Other Provisions Applicable to Adjustments under this Section.
The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which a Warrant is exercisable and the Exercise Price provided for in this Section 6:

           (a) When Adjustments to Be Made. The adjustments required by this
Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which a Warrant is exercisable that otherwise would be required may be postponed (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 6.1) up to, but not later than the date of exercise if such adjustment either by itself or with other adjustments not previously made would result in an increase or decrease, as the case may be, of less than 1% of the shares of Common Stock for which a Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 6 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

           (b) Fractional Interests. In computing adjustments pursuant to this
Section 6 (but subject to Section 4.3), fractional interests in Common Stock shall be taken into account to the nearest 1/1000th of a share.

           6.3 Reorganization, Reclassification, Merger, Consolidation or Sale of Substantially all Assets of the Company. If the Company (or any other entity, the stock or other securities of which are at the time receivable on the exercise of the Warrants) shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the surviving corporation or resulting entity or where there is a change in or distribution with respect to the Common Stock of the Company), other than as a result of a stock dividend, stock split, reverse stock split, recapitalization or the like provided for in Section 6.1 above (each such event hereinafter referred to as a "Transaction"), and pursuant to the terms of any such Transaction, the consideration to be paid or distributed to or otherwise received by the holders of Common Stock consists of shares of common stock of the surviving corporation or resulting entity and/or any cash, shares of stock (not constituting common stock) or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) (such non-common stock property hereinafter referred to as "Other Property"), then each Holder shall have the right thereafter to receive, upon exercise of a Warrant, solely the number of shares of common stock of the surviving corporation or resulting entity and/or such amount of Other Property receivable pursuant to such Transaction by a holder of the number of shares of Warrant Stock for which a Warrant is exercisable immediately prior to the effective time of such Transaction. In the case of any Transaction of the type described in the preceding sentence, it shall be a condition precedent to consummation of the Transaction that the surviving corporation or resulting entity assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement and the Warrants to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the


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Board of Directors of the Company) in order to provide for adjustments of shares of the Warrant Stock for which a Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6.3. For purposes of this Section 6.3, "common stock of the surviving corporation or resulting entity" shall include stock of such corporation of any class which does not have a preference as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exercisable or exchangeable for any such stock, either immediately or after the lapse of any prescribed time period or the occurrence of a specified event, and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 6.3 shall similarly apply to successive Transactions.

           6.4 Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Exercise Price to be less than the par value per share of Common Stock unless the Company shall take such corporate action in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

           7. Notice to Warrant Holders. Whenever the number of shares of Common Stock for which a Warrant is exercisable, or whenever the Exercise Price shall be adjusted pursuant to Section 6, the Company shall forthwith prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which a Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which a Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Warrant Agent in accordance with Section 14.2. The Company shall keep at its office or agency designated by the Company pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

           8. No Impairment. The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement or any Warrant. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of a Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value and (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of any Warrant.

           9. Reservation and Authorization of Common Stock. From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable,


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
when issued upon exercise of any Warrant and payment therefor in accordance with the terms of this Warrant Agreement and such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

           10. Stock and Warrant Transfer Books. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant (except as may be necessary for the Company to comply with applicable law).

           11. Loss or Mutilation. Upon receipt by the Company and the Warrant Agent from any Holder of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of such Holder's Warrant and indemnity reasonably satisfactory to them, and in case of mutilation upon surrender and cancellation thereof, the Company will execute and the Warrant Agent will countersign and deliver in lieu hereof a new Warrant of like tenor and representing an equal number of Warrants to such Holder; provided, in the case of mutilation, no indemnity shall be required if such Warrant in identifiable form is surrendered to the Company or the Warrant Agent for cancellation.

           12. Office of Company. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant Agreement. The Company shall initially maintain such an agency at the Warrant Agent's Principal Offices.

           13. Warrant Agent.

           13.1 Merger or Consolidation or Change of Name of Warrant Agent. Any Person into which the Warrant Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto. If, at the time such successor by merger or consolidation to the Warrant Agent shall succeed to the agency created by this Warrant Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrants so countersigned; and if at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases Warrants shall have the full force provided in the Warrants and in this Warrant Agreement. If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrants so countersigned; and if at that time any of the Warrants shall not have been countersigned as provided in Section 3.4, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force provided in the Warrants and in this Warrant Agreement.


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
           13.2 Certain Terms and Conditions Concerning the Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Warrant Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound:

           (a) Correctness of Statements. The statements contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein expressly provided.

           (b) Breach of Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Warrant Agreement or in the Warrants to be complied with specifically by the Company.

           (c) Performance of Duties. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

           (d) Reliance on Counsel. The Warrant Agent may consult at any time with legal counsel satisfactory to it, and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel provided that such counsel shall have been selected with due care.

           (e) Proof of Actions Taken. Whenever in the performance of its duties under this Warrant Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the President, a Vice President, the Secretary or an Assistant Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Warrant Agreement in reliance upon such certificate.

           (f) Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses that may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Warrant Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

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
           (g) Other Transactions in Securities of the Company. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Warrant Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

           (h) Liability of Warrant Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Warrant Agreement except for its own gross negligence or bad faith.

           (i) Reliance on Documents. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

           (j) Validity of Agreements. The Warrant Agent shall not be under any responsibility in respect of the validity of this Warrant Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature and delivery thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Stock (or other stock or other property) to be issued pursuant to this Warrant Agreement or any Warrant, or as to whether any Common Stock (or other stock or other property) will, when issued, be validly issued, fully paid and nonassessable, or as to the Warrant Price or the number or amount of Common Stock or other securities or other property issued upon exercise of any Warrant.

           (k) Instructions from Company. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the President, a Vice President, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or officers.

           13.3 Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Warrant Agreement by giving to the Company 30 days' advance notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent, then any Holder may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending the appointment of the successor warrant agent, the Company shall perform the duties of the Warrant Agent. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; provided, however, the former Warrant Agent shall be required to deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to file any notice provided for in this
Section 13.3, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the successor warrant agent shall mail, first class, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

           13.4 Disposition of Proceeds on Exercise of Warrants; Inspection of Warrant Agreement. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company in immediately available funds all amounts received by the Warrant Agent for the purchase of the Warrant Stock through the exercise of such Warrants. The Warrant Agent shall, upon request of the Company from time to time, deliver to the Company such complete reports of registered ownership of the Warrants and such complete records of transactions with respect to the Warrants as the Company may request. The Warrant Agent shall also make available to the Company for inspection by the Company's agents or employees, from time to time as the Company may request, such original books of accounts and records maintained by the Warrant Agent in connection with the issuance and exercise of Warrants hereunder, such inspections to occur at the Warrant Agent's Principal Office. The Warrant Agent shall keep copies of this Warrant Agreement and any notices given or received hereunder available for inspection by the Company or the Holders at the Warrant Agent's Principal Office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Warrant Agreement as the Warrant Agent may request.

           13.5 Cancellation. The Warrant Agent shall cancel all Warrant certificates properly surrendered for exercise, exchange, substitution, or transfer. The Warrant Agent shall destroy all cancelled Warrant certificates and, if requested, deliver a certificate of such destruction to the Company.

           13.6 Survival. This Section 13 shall survive the resignation or removal of the Warrant Agent and the termination of this Warrant Agreement.

           14. Miscellaneous.

           14.1 Rights of Holders. Holders of unexercised Warrants are not entitled to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the stockholders, (iii) consent to any action of the stockholders, (iv) exercise any preemptive right, or (v) exercise any other right whatsoever granted to stockholders of the Company.

           14.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid or by facsimile, addressed as follows:

           If to any Holder or holder of Warrant Stock, at its last known address appearing on the Warrant Register of the Company maintained for such purpose.

                               If to the Company at:

                               Magellan Health Services, Inc.
                               6950 Columbia Gateway Drive
                               Suite 400
                               Columbia, Maryland  21046
                               Attention: Mark Demilio
                               Telephone: (410) 953-1258
                               Fax: (410) 953-5215


                               If to the Warrant Agent at:

                               1525 West W. T. Harris Blvd.
                               Charlotte N.C. 28288-1152
                               Attention: Patrick J. Edwards, Vice President
                               Telephone: (704) 590-7386
                               Fax: (704) 590-7599

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, the first Business Day after delivery by facsimile, receipt acknowledged, or the third Business Day after deposit in the United States mail, whichever is earliest.

           14.3 Successors and Assigns. All covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

           14.4 Supplements and Amendment.

           (a) This Warrant Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and may not be amended, except in a writing signed by both of them.

           (b) The Company and the Warrant Agent may from time to time supplement or amend this Warrant Agreement (a) without the approval of any Holders of Warrants in order to cure any ambiguity, manifest error or other mistake in this Warrant Agreement, or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holders of the Warrants or (b) with the prior written consent of Holders of the Warrants exercisable for a majority of the Common Stock then issuable upon exercise of the Warrants then outstanding.

           14.5 Third-Party Beneficiaries. All covenants and provisions of this Warrant Agreement shall inure to the benefit of each Holder from time to time of Warrants.

           14.6 Severability. Wherever possible, each provision of this Warrant Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant Agreement.

           14.7 Headings. The headings used in this Warrant Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant Agreement.

           14.8 Governing Law. This Warrant Agreement and the Warrants shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

           14.9 Counterparts. This Warrant Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                                    * * * * *

           In witness whereof, each of the Company and the Warrant Agent has caused this Warrant Agreement to be executed by its duly authorized officers as of the date first above written.



                   MAGELLAN HEALTH SERVICES, INC.

                   By: /s/ Mark S. Demilio
                       -------------------------------------------------------
                   Name: Mark S. Demilio
                   Title: Executive Vice President and Chief Financial Officer



                   WACHOVIA BANK, NATIONAL ASSOCIATION
                   as Warrant Agent

                   By: /s/ Patrick J. Edwards
                       -------------------------------------------------------
                   Name: Patrick J. Edwards
                   Title: Vice President

                                                                     Exhibit A

                      [Form of Face of Warrant Certificate]

                                     WARRANT
     TO PURCHASE SHARES OF ORDINARY COMMON STOCK, PAR VALUE $0.01 PER SHARE,
                                       OF
                         MAGELLAN HEALTH SERVICES, INC.


CERTIFICATE NO.:                                NUMBER OF WARRANTS:_____________

           Exercisable from and after the date hereof until 5:00 p.m., New York City time on [________], 20[__] (the "Expiration Date").

           THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 5 OF THE WARRANT AGREEMENT, (ii) this global warrant may be exchanged in whole but not in part pursuant to section
           5.1 of the warrant agreement, (IIi) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION
           13.5 OF THE WARRANT AGREEMENT AND (Iv) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

           THE SALE, ENCUMBRANCE OR OTHER DISPOSITION OF THE WARRANTS AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THE WARRANTS IS SUBJECT TO THE PROVISIONS OF THE WARRANT AGREEMENT (AS DEFINED BELOW), A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE WARRANT AGENT OR OBTAINED FROM THE COMPANY WITHOUT CHARGE. NO REGISTRATION OR TRANSFER OF THE SECURITIES ISSUABLE PURSUANT TO THE WARRANT WILL BE RECORDED ON THE BOOKS OF THE COMPANY UNTIL SUCH PROVISIONS HAVE BEEN COMPLIED WITH.

           This Warrant Certificate certifies that ____________________, or its registered assigns, is the registered holder ("Holder") of the number of Warrants set forth above expiring at 5:00 p.m., New York City time, on the Expiration Date (the "Warrants") to purchase common stock, par value [$___] per share (the "Common Stock"), of Magellan Health Services, Inc., a Delaware corporation (the "Company"). The Common Stock issuable upon exercise of the Warrants is hereinafter referred to as the "Warrant Stock." Each Warrant entitles the Holder, upon exercise thereof, to purchase from the Company at any time from and after the date hereof until 5:00 p.m., New York City time, on the Expiration Date, one (1) share of Common Stock at the purchase price of [$____] per share subject to adjustment and the other terms and conditions set forth herein and in the Warrant Agreement dated as of [________], 2003 (the "Warrant Agreement") by and between the Company and [_____________], as warrant agent (the "Warrant Agent"). Such purchase shall be payable in lawful money of the United States of America by certified or official bank check or any combination thereof to the order of the Warrant Agent for the account of the Company at the principal office of the Warrant Agent, subject to the conditions set forth herein and in the Warrant Agreement. The number of shares of Common Stock for which each Warrant is exercisable, and the price at which such shares may be purchased upon exercise of each Warrant, are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement. Whenever the number of shares of Common Stock for which a Warrant is exercisable, or the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, is adjusted pursuant to the Warrant Agreement, the Company shall cause written notice of such adjustment to be given to each Holder at such Holder's address appearing on the Warrant register by first class mail postage pre-paid.

           No Warrant may be exercised after 5:00 p.m., New York City time, on the Expiration Date, and to the extent not exercised by such time such Warrants shall be void.

           Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse side hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

           This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

           THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF [NEW YORK], WITHOUT REGARD TO THE PROVISIONS THEREOF RELATING TO CONFLICT OF LAWS.

           In witness whereof, the undersigned, duly authorized officer of the Company has caused this Warrant Certificate to be signed as of this [___] day of [_______], 2003.

                         MAGELLAN HEALTH SERVICES, INC.

                         By:
                             ------------------------------------------
                         Name:
                               ----------------------------------------
                         Title:
                               ----------------------------------------




                         COUNTERSIGNED:

                         [----------------------]
                         as Warrant Agent

                         By:
                             ------------------------------------------
                         Name:
                               ----------------------------------------
                         Title:
                               ----------------------------------------

                    [Form of Reverse of Warrant Certificate]

           The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of up to [_________] Warrants expiring at 5:00 p.m., New York City time, on the Expiration Date, entitling the Holder, on exercise, to purchase shares of Common Stock, par value [$____] per share, of the Company, and are issued or to be issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Holders. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company or the Warrant Agent at the addresses set forth below.

           Warrants may be exercised by surrendering this Warrant Certificate, with the Election to Purchase set forth hereon properly completed and executed, together with payment of the purchase price by certified or official bank check payable to the order of the Warrant Agent for the account of the Company. In the event that the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the Holder hereof or the Holder's assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

           The Warrant Agreement provides that the number of shares of Common Stock for which each Warrant is exercisable, and the price at which such shares may be purchased upon exercise of each Warrant, are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement. The Company shall not issue fractional shares of Common Stock upon the exercise of any Warrant, and the Company shall round up or down, as the case may be, to the nearest share of Common Stock as provided in the Warrant Agreement.

           Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

           Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement.

                                    * * * * *

         COMPANY:                                 WARRANT AGENT:
         Magellan Health Services, Inc.           [___________________]
         6950 Columbia Gateway Drive, Suite 400   [___________________]
         Columbia, Maryland  21046                [___________________]
         [(410) 953-1258]                         (___) __________

                                    * * * * *

                              ELECTION TO PURCHASE

            The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock of Magellan Health Services, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and the Warrant Agreement and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in and delivered to the name and address specified below and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

Date:
     ----------------                   ---------------------------------------
                                        Signature of Registered Owner*

                                    --------------------------------------------
                                    Name Common Stock to be Registered Under


                                    --------------------------------------------
                                    Address Common Stock to be Registered Under

                                                              * * * * *

              SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL WARRANTS

The following exchanges of a part of this Global Warrant have been made:


                                                                              Number of Warrants in
                       Amount of decrease in      Amount of increase in        this Global Warrant
                       number of warrants in      number of Warrants in      following such decrease    Signature of authorized
 Date of Exchange       this Global Warrant        this Global Warrant             or increase          officer of Warrant Agent
------------------    ------------------------   -----------------------    -------------------------   ------------------------


